SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 October 1, 1999
                        ---------------------------------
                        (Date of earliest event reported)

                            GATX CAPITAL CORPORATION
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             (Exact name of Registrant as specified in its charter)

   Delaware                                                      94-1661392
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  (State of                   (Commission File No.)            (IRS Employer
Incorporation)                                               Identification No.)

                             Four Embarcadero Center
                         San Francisco, California 94111
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          (Address of principal executive offices, including zip code)

                                 (415) 955-3200
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events

      Attached is Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 (the "Form T-1") of The Chase Manhattan Bank. The Form T-1 is issued by The Chase Manhattan Bank in connection with the Indenture dated as of July 31, 1989, as amended and supplemented, between GATX Capital Corporation and The Chase Manhattan Bank. The Form T-1 is to be incorporated by reference to the Registration Statement on Form S-3 (File No. 333-86879) of GATX Capital Corporation as Exhibit 25.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

            25 Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Chase Manhattan Bank.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GATX CAPITAL CORPORATION


                                  By: /s/ THOMAS C. NORD
                                      -----------------------------------------
                                      Name: Thomas C. Nord
                                      Title: Vice President and General Counsel

Date: October 1, 1999

                                  EXHIBIT INDEX

                            GATX CAPITAL CORPORATION

                           Current Report on Form 8-K

Exhibit No.                      Description                          Page No.
-----------                      -----------                          --------

25 Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Chase
             Manhattan Bank.


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